Components of Net Periodic (Benefit) Cost, Foreign Plans (Detail) (Foreign plans, JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Mar. 31, 2011
Foreign plans
Components of net periodic (benefit) cost:
Service cost	¥ 549	¥ 441	¥ 321
Interest cost	625	230	206
Expected return on plan assets	(445)	(48)	(90)
Amortization of net actuarial loss (gain)	6	(2)	5
Net periodic pension cost	¥ 735	¥ 621	¥ 442